ITEM 77C - Matters Submitted to a Vote of Security Holders

On March 29, 2013, HighMark Funds' Board of Trustees approved the reorganizations (each a "Reorganization") of the series of HighMark Funds listed below (each an "Acquired Fund" and collectively, the "Acquired Funds)" into the corresponding investment portfolios of Nationwide
Mutual Funds also listed below (each, an "Acquiring Fund" and collectively, the Acquiring Funds").

Acquired Funds                                 Acquiring Funds

HighMark Geneva Mid Cap                  Nationwide Geneva Mid Cap
Growth Fund                              Growth Fund

HighMark Geneva Small Cap                Nationwide Geneva Small Cap
Growth Fund                              Growth Fund

HighMark Value Fund                      Nationwide HighMark Value Fund

HighMark International                   Nationwide Bailard
Opportunities Fund                       International Equities Fund

HighMark Short term Bond Fund            Nationwide HighMark
                                         Short Term Bond Fund

HighMark Cognitive Value Fund            Nationwide Bailard Cognitive
                                         Value Fund

HighMark Enhanced Growth Fund            Nationwide Bailard Technology
                                         & Science Fund

HighMark NYSE Arca Tech 100              Nationwide Ziegler NYSE Arca
Index Fund                               Tech 100 Index Fund

HighMark Large Cap Core                  Nationwide HighMark Large Cap
Equity Fund                              Core Equity Fund

HighMark Small Cap Core Fund             Nationwide HighMark Small Cap
                                         Core Fund

HighMark Large Cap Growth                Nationwide HighMark Large Cap
Fund                                     Growth Fund

HighMark Balanced Fund                   Nationwide HighMark Balanced
                                         Fund

HighMark Equity Income Fund              Nationwide Ziegler Equity
                                         Income Fund

HighMark California                      Nationwide HighMark
Intermediate Tax-Free Bond               California Intermediate Tax
Fund                                     Free Bond Fund


HighMark National                      Nationwide HighMark National
Intermediate Tax- Free Bond            Intermediate Tax Free Bond
Fund                                   Fund

HighMark Wisconsin Tax-Exempt          Nationwide Ziegler Wisconsin
Fund                                   Tax Exempt

HighMark Bond Fund                     Nationwide HighMark Bond Fund

A special meeting of shareholders of each of the Acquired
Funds was held on August 28, 2013, and with respect to NYSE
Arca Tech 100 Index Fund, as adjourned to September 5,
2013, to consider the approval of an Agreement and Plan of Reorganization as it relates to such Acquired Fund providing for (i) the transfer of substantially all of the assets, property and goodwill of such Acquired Fund to its corresponding series of Nationwide Mutual Funds, a Delaware statutory trust, in exchange for shares of the designated classes of such Acquiring Fund; (ii) the assumption by such Acquiring Fund of all such Acquired Fund's liabilities;
(iii) the distribution of the shares of the designated classes of such Acquiring Fund to the shareholders of such Acquired Fund; and (iv) the termination, dissolution and complete liquidation of such Acquired Fund as soon as practicable after the closing. Shares were voted as follows on the proposal presented to the shareholders:




                                            No. of Shares
Balanced Fund

For                                         1,103,687.661
Against                                       . 7,361.632
Abstain                                         8,237.192
Total                                       1,119,286.485




                                            No. of Shares
Cognitive Value Fund

For                                         5,948,948.617
Against                                                 -
Abstain                                                 -
Total                                       5,948,948.617





                                             No. of Shares
Enhanced Growth Fund

For                                          5,809,707.143
Against                                            428.433
Abstain                                          2,409.822
Total                                        5,812,545.398




                                             No. of Shares
Equity Income Fund

For                                          1,356,481.000
Against                                         24,812.896
Abstain                                         85,405.319
Total                                        1,466,699.215




                                             No. of Shares
Geneva Mid Cap Growth Fund

For                                         27,270,034.389
Against                                        170,254.345
Abstain                                        365,967.211
Total                                       27,806,255.945




                                             No. of Shares
Geneva Small Cap Growth Fund

For                                          1,173,348.843
Against                                         14,289.423
Abstain                                         15,645.370
Uninstructed                                   223,675.000
Total                                        1,426,958.636





                                             No. of Shares
Value Fund

For                                         12,421,813.526
Against                                         74,801.144
Abstain                                         92,005.397
Total                                       12,588,620.067




                                             No. of Shares
Bond Fund

For                                         24,236,547.679
Against                                         31,151.605
Abstain                                         95,118.501
Total                                       24,362,817.785




                                             No. of Shares
California Intermediate Tax-Free Bond Fund

For                                         11,295,102.402
Against                                        297,234.293
Abstain                                        286,915.405
Uninstructed                                 1,097,430.000
Total                                       12,976,682.100




                                             No. of Shares
National Intermediate Tax-Free Bond Fund

For                                          4,858,901.895
Against                                         18,330.299
Abstain                                         27,370.057
Total                                        4,904,602.251




                                             No. of Shares
Short Term Bond Fund

For                                          9,339,835.948
Against                                         63,427.798
Abstain                                        168,669.319
Total                                        9,571,933.065




                                             No. of Shares
Wisconsin Tax-Exempt Fund

For                                          8,115,964.327
Against                                        495,089.177
Abstain                                        328,607.029
Total                                        8,939,660.533






                                             No. of Shares
International Opportunities Fund

For                                         26,232,377.643
Against                                         15,432.755
Abstain                                         13,471.119
Total                                       26,261,281.517



                                              No. of Shares
Large Cap Core Equity Fund

For                                           5,670,756.185
Against                                           2,384.998
Abstain                                           1,974.071
Total                                         5,675,115.254




                                              No. of Shares
Large Cap Growth Fund

For                                           4,279,801.093
Against                                          14,221.945
Abstain                                          23,201.093
Total                                         4,317,224.131




                                              No. of Shares
NYSE Arca Tech 100 Index Fund*

For                                           2,010,518.434
Against                                          80,724.000
Abstain                                         133,626.683
Uninstructed                                    641,736.000
Total                                         2,866,605.117
* The meeting was adjourned to September 5, 2013.






                                             No. of Shares
Small Cap Core Fund

For                                          2,272,452.341
Against                                          6,002.600
Abstain                                          7,357.170
Total                                        2,285,812.111